Exhibit 10.1
EXECUTION VERSION

FIRST AMENDMENT TO THE
NOTE PURCHASE AGREEMENT

This FIRST AMENDMENT TO THE NOTE PURCHASE AGREEMENT (this “Amendment”), dated as of January 20, 2015, is entered into by and among the following parties:

(i)
MALLINCKRODT SECURITIZATION S.À R.L., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of Luxembourg with its registered office at 42-44, avenue de la Gare, L-1610 Luxembourg, with a share capital of USD20,200 and registered with the Luxembourg trade and companies register under number B 188808, as Issuer;

(i)	MALLINCKRODT LLC, as Servicer;

(ii)	SUNTRUST BANK, as a Purchaser; and

(iii)	PNC BANK, NATIONAL ASSOCIATION, as a Purchaser and as Administrative Agent.
Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Note Purchase Agreement described below.
BACKGROUND
WHEREAS, the parties hereto have entered into a Note Purchase Agreement, dated as of July 28, 2014 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Note Purchase Agreement”) and desire to amend the Note Purchase Agreement as set forth herein;
WHEREAS, concurrently herewith and pursuant to that certain Joinder Agreement, dated as of the date hereof, Questcor Pharmaceuticals, Inc., is becoming a party to the Purchase and Sale Agreement, as an Originator thereunder (the “Questcor Joinder”);
WHEREAS, concurrently herewith, the parties hereto and the Originators are entering into the First Amendment to the Purchase and Sale Agreement, dated as of the date hereof (the “PSA Amendment”);
WHEREAS, concurrently herewith, Mallinckrodt LLC and Mallinckrodt APAP LLC are entering into a Sale Agreement, dated as of the date hereof (the “APAP Sale Agreement”);
WHEREAS, concurrently herewith, Mallinckrodt LLC and Mallinckrodt Nuclear Medicine LLC are entering into a Sale Agreement, dated as of the date hereof (the “Nuclear Medicine Sale Agreement”);
WHEREAS, concurrently herewith, the Parent and the Administrative Agent are entering into an Amended and Restated Performance Guaranty, dated as of the date hereof (the “A&R Performance Guaranty”);

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WHEREAS, concurrently herewith, the parties hereto are entering into an Amended and Restated Fee Letter, dated as of the date hereof (the “A&R Fee Letter”); and
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
SECTION 1.    Amendments to the Note Purchase Agreement. The Note Purchase Agreement is hereby amended as follows:
(a)    The following new defined term and definition thereof is hereby added to Section 1.01 of the Note Purchase Agreement in appropriate alphabetical order:
“Luxembourg GAAP” means generally accepted accounting principles in Luxembourg, applicable to the circumstances as of the date of determination, consistently applied.
“Subject Originator” means each Originator and Sub-Originator other than Questcor Pharmaceuticals, Inc.
(b)    The definition of “Contractual Dilution Accrual” set forth in Section 1.01 of the Note Purchase Agreement is replaced in its entirety with the following:
“Contractual Dilution Accrual” means, at any time of determination, the aggregate amount of dilution or similar adjustments arising out of chargebacks, terms discounts, indirect rebates, direct rebates (net of any direct rebate recovery) and key promotional programs which are customary for the Subject Originators and specified in the related Contract or applicable marketing program related to the applicable Receivable and Obligor thereof that are expected by the Servicer to be made or otherwise incurred with respect to the then outstanding Pool Receivables as such expected dilution and similar adjustments are reflected on the books and records of the Subject Originators and reserved for by the Subject Originators, as determined in consultation with the external accountants of the Subject Originators and in accordance with the customary procedures established by the Subject Originators and such accountants.
(c)    The definition of “LMIR” set forth in Exhibit I of the Note Purchase Agreement is amended by adding “the greater of (a) 0.00% and (b)” after “any day during any Interest Period”.
(d)    The definition of “Facility Limit” set forth in set forth in Section 1.01 of the Note Purchase Agreement is amended by deleting the amount “$160,000,000” where it appears therein and substituting the amount “$250,000,000” therefor.
(e)    The definition of “Sale Agreement” set forth in Section 1.01 of the Note Purchase Agreement is replaced in its entirety with the following:

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“Sale Agreement” means, individually and collectively, each Sale Agreement, among a Sub-Originator and Mallinckrodt, as such agreement may be amended, supplemented or otherwise modified from time to time, substantially in the form of Exhibit J hereto, duly executed by each party thereto, and consented to in writing by the Administrative Agent and each Purchaser.
(f)    The definition of “Sub-Originator” set forth in Section 1.01 of the Note Purchase Agreement is replaced in its entirety with the following:
“Sub-Originator” means, individually and collectively, each Subsidiary of Parent from time to time party to a Sale Agreement as a “Seller” thereunder.
(g)    Clause (g) of Section 2.02 of the Note Purchase Agreement is amended by deleting the amount “$140,000,000” where it appears therein and substituting the amount “$50,000,000” therefor.
(h)    Clause (i) of Section 7.01 of the Note Purchase Agreement is amended by deleting the word “GAAP” where it appears therein and substituting the phrase “Luxembourg GAAP” therefor.
(i)    Clause (l) of Section 7.01 of the Note Purchase Agreement is replaced in its entirety with the following:
(l)    Investment Company Act; Not a Covered Fund. The Issuer is not an “investment company,” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act, and the Issuer is not a “covered fund” under the Volcker Rule (Section 619 of the Dodd‑Frank Wall Street Reform and Consumer Protection Act and the regulations implemented thereunder).  In reaching those conclusions, although other statutory or regulatory exemptions may be available under the Investment Company Act, the Issuer has relied on Section 3(c)(5) of the Investment Company Act.
(j)    Clause (c) of Section 8.01 of the Note Purchase Agreement is amended by deleting the word “GAAP” where it appears therein and substituting the phrase “Luxembourg GAAP” therefor.
(k)    Sub-clause (i) of clause (c) of Section 8.01 of the Note Purchase Agreement is amended by deleting the word “GAAP” where it appears therein and substituting the phrase “Luxembourg GAAP” therefor.
(l)    Section 14.21 of the Note Purchase Agreement is replaced in its entirety with the following:

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Section 14.21. Post-Closing Covenants.
(a)    On or prior to February 13, 2015, the Issuer and the Servicer shall, and shall instruct each Originator and Sub-Originator to, instruct all Obligors to cease delivering payments on the Pool Receivables to (i) any Lock-Box or Lock-Box Account maintained with JPMorgan Chase Bank, N.A. (each, a “JPMorgan Lock-Box” or “JPMorgan Lock-Box Account”, as applicable) or (ii) any account or related postal box at MUFG Union Bank, N.A. to which any of Questcor Pharmaceuticals, Inc.’s (“Questcor”) Obligors have been instructed to remit payments (each, a “Union Bank Postal Box” or “Union Bank Account”, as applicable) and, in each case, to instead deliver such payments to any other Lock-Box or Lock-Box Account.
(b)    On or prior to the earlier of (i) May 31, 2015 and (ii) the date that the Issuer has knowledge that each Obligor has ceased delivering payments on the Pool Receivables to the JPMorgan Lock-Boxes and the JPMorgan Lock-Box Accounts, the Issuer shall close each JPMorgan Lock-Box and JPMorgan Lock-Box Account. Each of the Issuer and the Servicer hereby (i) consents to the termination by the Administrative Agent of that certain Lock-Box Agreement, dated as of the Closing Date (the “JPMorgan Lock-Box Agreement”), among JPMorgan Chase Bank, N.A., as Lock-Box Bank, the Issuer, the Servicer and the Administrative Agent, on the earlier of (A) May 31, 2015 and (B) the date that each JPMorgan Lock-Box and JPMorgan Lock-Box Account has been closed and (ii) agrees from time to time, at its own expense, promptly to execute (if necessary) and deliver all further instruments and documents, and to take all further actions, that may be necessary or desirable, or that the Administrative Agent may reasonably request, to effect the termination of the JPMorgan Lock-Box Agreement.
(c)    On or prior to the earlier of (i) May 31, 2015 and (ii) the date that the Issuer has knowledge that each Obligor has ceased delivering payments on the Pool Receivables to the Union Bank Postal Boxes and the Union Bank Accounts, the Issuer shall close each Union Bank Postal Box and Union Bank Account.
(d)    Notwithstanding anything to the contrary set forth in this Agreement or the Purchase and Sale Agreement, the Administrative Agent and each Purchaser hereby agree that no Event of Default, Unmatured Event of Default, Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event shall occur prior to February 13, 2015 resulting solely from Questcor, the Servicer or any other Person directing the Obligor of any Pool Receivables that were originated by Questcor (the “Questcor Receivables”) to remit any payment with respect thereto into any Union Bank Postal Box or Union Bank Account (so long as such Union Bank Postal Box or Union Bank Account is not a Lock-Box or a Lock-Box Account,

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collectively, the “Non-Lock-Box Accounts”). The temporary waiver provided for in this Section 14.21(d) shall automatically terminate on February 13, 2015 without any required action on the part of any Person.
(e)    Notwithstanding anything to the contrary set forth in this Agreement or the Purchase and Sale Agreement, (i) so long as both (A) no Event of Default or Unmatured Event of Default has occurred and is continuing and (B) the Issuer and the Servicer are in compliance in all respects with each of the requirements set forth in clauses (a), (c) and (d) of this Section 14.21 with respect to any Questcor Receivable, such Questcor Receivable shall be an Eligible Receivable for purposes of this Agreement and each of the other Transaction Documents, so long as such Questcor Receivable complies with each of the eligibility requirements set forth in the definition of “Eligible Receivable” (as defined in Section 1.01 of this Agreement) (other than the requirement set forth in clause (b) thereof to instruct the related Obligor to remit Collections in respect thereof directly to a Lock-Box or Lock-Box Account) and (ii) no Credit Party or Affected Person is hereby waiving or releasing, nor have they agreed to waive or release in the future, any right or claim to indemnification or reimbursement by, or damages from, any Originator, any Sub-Originator, the Servicer, the Issuer or any other Person under any Transaction Document, including without limitation, for any liability, obligation, loss, damage, penalty, judgment, settlement, cost, expense or disbursement resulting or arising directly or indirectly from Questcor Receivables being remitted to any Non-Lock-Box Account.
(m)    Exhibit J attached hereto is added to the Note Purchase Agreement as Exhibit J thereto.
(n)    Schedule I of the Note Purchase Agreement is replaced in its entirety with Schedule I attached hereto.
SECTION 2.    Non-Ratable Advance. The parties hereto agree that this Section 2 constitutes an Advance Request pursuant to Section 2.02(a) of the Note Purchase Agreement (notwithstanding the non-ratable allocation among the Groups) and the Administrative Agent and the Purchasers waive any notice requirement set forth therein solely with respect to the Advance to occur on the date hereof. The Issuer hereby requests an Advance in the amount of $80,000,000 to be made on the date hereof (of which $53,450,000 will be funded by the PNC Group, and $26,550,000 will be funded by the SunTrust Group). The proceeds of such Advance should be deposited to the account so designated by the Issuer to the Purchasers in writing prior to the date hereof. After giving effect to such Advance, the Aggregate Note Balance will be $230,000,000, PNC’s Note Balance will be $147,200,000 and SunTrust’s Note Balance will be $82,800,000.
SECTION 3.    Representations and Warranties of the Issuer and Servicer. Each of the Issuer and the Servicer hereby represents and warrants to the other parties hereto that the following statements shall be true and correct (the Issuer and the Servicer shall be deemed to have represented

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and warranted, as to itself only and not as to the other, that such statements are true and correct and as to clauses (c) through (e), such representations and warranties by the Servicer shall be deemed to have been given to the knowledge of the Servicer):
(a)    Representations and Warranties. Immediately after giving effect to this Amendment, the representations and warranties made by such Person in the Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)    Enforceability. This Amendment and each other Transaction Document to which it is a party, as amended hereby, constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.
(c)    No Event of Default. No event has occurred and is continuing, or would result from the transactions contemplated hereby, that constitutes an Event of Default or Unmatured Event of Default.
(d)    Borrowing Base Deficit. No Borrowing Base Deficit exists or would exist after giving effect to the Advance requested pursuant to Section 2 above.
(e)    Termination Date. The Termination Date has not occurred.
SECTION 4.    Effect of Amendment. All provisions of the Note Purchase Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Note Purchase Agreement (or in any other Transaction Document) to “this Note Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Note Purchase Agreement shall be deemed to be references to the Note Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Note Purchase Agreement other than as set forth herein.
SECTION 5.    Effectiveness. This Amendment shall become effective as of the date hereof upon the Administrative Agent’s receipt of:
(a)    counterparts to this Amendment executed by each of the parties hereto;
(b)    counterparts to the Questcor Joinder executed by each of the parties thereto;
(c)    counterparts to the A&R Fee Letter executed by each of the parties thereto;
(d)    counterparts to the PSA Amendment executed by each of the parties thereto;

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(e)    counterparts to the APAP Sale Agreement executed by each of the parties thereto;
(f)    counterparts to the Nuclear Medicine Sale Agreement executed by each of the parties thereto;
(g)    counterparts to the A&R Performance Guaranty executed by each of the parties thereto;
(h)    confirmation that all fees owing under the A&R Fee Letter have been paid in accordance with its terms; and
(i)    such other documents, agreements, certificates, opinions and instruments as the Administrative Agent may reasonably request prior to the date hereof.
SECTION 6.    Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 7.    Transaction Document. This Amendment shall be a Transaction Document for purposes of the Note Purchase Agreement.
SECTION 8.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 9.    GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
SECTION 10.     CONSENT TO JURISDICTION.
(a)     EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND

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DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
(b)    EACH OF THE ISSUER AND THE SERVICER CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT ITS ADDRESS SPECIFIED IN SECTION 14.02 OF THE NOTE PURCHASE AGREEMENT. NOTHING IN THIS SECTION 10 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
SECTION 11.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Note Purchase Agreement or any provision hereof or thereof.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

MALLINCKRODT SECURITIZATION S.À R.L.
By:	/s/ Marie Dhersin Luporsi
Name:	Marie Dhersin Luporsi
Title:	Manager

MALLINCKRODT LLC, as the Servicer
By:	/s/ John E. Einwalter
Name:	John E. Einwalter
Title:	Vice President and Treasurer

711379147 14453709    S-1    First Amendment to the
Note Purchase Agreement
(Mallinckrodt Securitization S.à r.l.)

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent
By:	/s/ Mark S. Falcione
Name:	Mark S. Falcione
Title:	Executive Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Purchaser By: Name: Mark S. Falcione Title: Executive Vice President
By:	/s/ Mark S. Falcione
Name:	Mark S. Falcione
Title:	Executive Vice President

711379147 14453709    S-2    First Amendment to the
Note Purchase Agreement
(Mallinckrodt Securitization S.à r.l.)

SUNTRUST BANK, as a Purchaser
By:	/s/ Michael Peden
Name:	Michael Peden
Title:	Vice President

711379147 14453709    S-3    First Amendment to the
Note Purchase Agreement
(Mallinckrodt Securitization S.à r.l.)

EXHIBIT J
Form of Sale Agreement

This Sale Agreement, dated as of [_____________] [__], 20[__] (this “Agreement”), is between [_____________], a [_____________] (the “Seller”), and MALLINCKRODT LLC, a
Delaware limited liability company (the “Buyer”).

W I T N E S S E T H :

WHEREAS, the Seller is an indirect wholly-owned subsidiary of the Buyer;

WHEREAS, the Seller generates Receivables in the ordinary course of its business;

WHEREAS, the Receivables generated by the Seller are not tracked or accounted for separately from those of the Buyer and are serviced by the Buyer, so that the Buyer receives all collections on such Receivables;

WHEREAS, the Seller, in consideration of payment by the Buyer of the purchase price for the Receivables in cash or the issuance by the Buyer of intercompany indebtedness to the
Seller, wishes to sell all of its Receivables and all of the related Related Rights to the Buyer, the
Buyer is willing to acquire such Receivables and the related Related Rights from the Seller, on the terms and subject to the conditions set forth herein, and the Seller and the Buyer believe that the Seller is receiving fair consideration for the Receivables and the related Related Rights;

WHEREAS, the Seller and the Buyer intend each such transaction to be a true sale of
Receivables and the related Related Rights by the Seller to the Buyer, providing the Buyer with the full benefits of ownership of the Receivables, and the Seller and the Buyer do not intend the transactions hereunder to be characterized as a loan from the Buyer to the Seller;

WHEREAS, the Buyer and certain other originators, Mallinckrodt LLC, as initial servicer and Mallinckrodt Securitization S.à r.l., as buyer, have entered into that certain Purchase and
Sale Agreement dated July 28, 2014 (as amended, the “PSA”), wherein the Buyer has agreed to sell Receivables and related Related Rights to Mallinckrodt Securitization S.à r.l. (the “Issuer”);
and

WHEREAS, capitalized terms used herein but not otherwise defined shall have the meanings set forth in the PSA.

NOW, THEREFORE, in consideration of the premises and of the commitments made hereunder the parties hereto agree as follows:

1.     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller hereby sells to the Buyer on each Sale Date that is prior

OHSUSA:760435930.4

to the Purchase and Sale Termination Date, without recourse or representation or warranty of any kind except as provided herein, all of its right, title and interest in all its
Receivables and the related Related Rights that it has not previously sold to the Buyer hereunder, in each case at a price equal to the Purchase Price for such Receivables and the related Related Rights as set forth in the PSA. The Buyer shall pay to the Seller on each Sale Date the purchase price for the Receivables and the related Related Rights sold to the Seller on such Sale Date either in cash, or with the consent of the Seller, by issuing intercompany debt to the Seller.

2.     It is the express intent of the parties hereto that each transfer of Receivables and the related Related Rights by the Seller to the Buyer as provided in this Agreement be, and be construed as, an absolute sale of the Receivables and the related Related Rights. It is, further, not the intention of the parties that any such transfer be deemed the grant of a security interest in the Receivables and the related Related Rights by the Seller to the
Buyer to secure a debt or other obligation of the Seller. In the event, however, that, notwithstanding the intent of the parties, any Receivables or related Related Rights are held to be the property of the Seller, or if for any other reason this Agreement is held or deemed to create a security interest in the Receivables and the related Related Rights, then (a) this Agreement shall constitute a security agreement, and (b) each transfer provided for in this Agreement shall be deemed to be a grant by the Seller to the Buyer of, and the Seller hereby grants to the Buyer, to secure all of the Seller’s obligations hereunder, a security interest in all of the Seller’s right, title, and interest, whether now owned or hereafter acquired, in and to the Receivables and the related Related Rights and all proceeds thereof.

3.     Representations and Warranties. In order to induce the Buyer to enter into this
Agreement and to make purchases hereunder, Seller hereby represents and warrants that each representation and warranty set forth in this Section is true and correct with respect to it and the Receivables and Related Rights sold by it hereunder on the applicable Sale
Date:
a. Binding Obligations. This Agreement constitutes legal, valid and binding obligations of Seller, enforceable against Seller in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
b. Compliance with Applicable Law. The Seller (i) shall duly satisfy all obligations on its part to be fulfilled under or in connection with the
Receivables and the Related Rights sold by it hereunder and (ii) has complied in all material respects with all Applicable Law in connection with the
Receivables sold by it hereunder.
c. Valid Sale. Each sale of Receivables and the Related Rights made by Seller pursuant to this Agreement shall constitute a valid sale, transfer and assignment of Receivables and Related Rights to the Buyer, enforceable

OHSUSA:760435930.4

against creditors of, and purchasers from, the Buyer, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
d. No Sanctions. Seller is not a Sanctioned Person. To Seller’s knowledge, no
Obligor was a Sanctioned Person at the time of origination of any Receivable owing by such Obligor. Seller, either in its own right or through any third party, (a) does not have any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-
Terrorism Law; (b) does not do business in or with, or derives any of its income from investments in or transactions with, any Sanctioned Country or
Sanctioned Person in violation of any Anti-Terrorism Law; or (c) does not engages in any dealings or transactions prohibited by any Anti-Terrorism
Law.
e. Perfection; Good Title. Immediately preceding its sale of each Receivable hereunder, Seller was the owner of such Receivable sold or purported to be sold free and clear of any Adverse Claims, and each such sale hereunder constitutes a valid sale, transfer and assignment to the Buyer of all of Seller’s right, title and interest in, to and under the Receivables sold by it, free and clear of any Adverse Claims. On or before the date hereof and before the generation by Seller of any new Receivable to be sold or otherwise conveyed hereunder, all financing statements and other documents, if any, required to be recorded or filed in order to perfect and protect the Buyer’s ownership interest in such Receivable against all creditors of and purchasers from Seller will have been duly filed in each filing office necessary for such purpose, and all filing fees and taxes, if any, payable in connection with such filings shall have been paid in full. Upon the transfer to the Buyer of each new Receivable sold or otherwise conveyed or purported to be conveyed hereunder and on the date hereof for then existing Receivables, the Buyer shall have a valid and perfected first priority ownership or security interest in each Receivable sold to it hereunder, free and clear of any Adverse Claim.
f. Solvent. After giving effect to the transactions contemplated by this
Agreement, Seller is Solvent.

4. Covenants. From the date hereof until the Final Payout Date (unless earlier terminated as provided herein), Seller will, unless the Administrative Agent (as assignee of Issuer, which is the assignee of the Buyer) and the Buyer shall otherwise consent in writing, perform the following covenants:
a. Compliance with Laws. Seller will comply with all Applicable Laws to which it may be subject if the failure to comply could reasonably be expected to have a Material Adverse Effect.
b. Sales, Liens, etc. Except as otherwise provided herein, Seller will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or

OHSUSA:760435930.4

suffer to exist any Adverse Claim arising through or under it upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable or other Related Rights sold or purported to be sold by it hereunder, or assign any right to receive income in respect thereof.
c. Ownership Interest, Etc. Seller shall, at its expense, take all action necessary or reasonably desirable to establish and maintain a valid and enforceable ownership or first priority perfected security interest in the Receivables, the
Related Rights and Collections with respect thereto, transferred or purported to be transferred by it hereunder, free and clear of any Adverse Claim, in favor of the Buyer (and Issuer and the Administrative Agent (on behalf of the
Secured Parties), as the assignee of the Issuer), including taking such action to perfect, protect or more fully evidence the interest of the Buyer (and Issuer and the Administrative Agent (on behalf of the Secured Parties), as the assignee of the Issuer) as the Buyer, Issuer, the Administrative Agent or any
Purchaser may reasonably request.
d. Further Assurances. Seller hereby authorizes and hereby agrees from time to time, at its own expense, promptly to execute (if necessary) and deliver all further instruments and documents, and to take all further actions, that may be necessary or desirable, or that the Buyer, Issuer or the Administrative Agent
(as assignee of the Issuer) may reasonably request, to perfect, protect or more fully evidence the purchases made hereunder and/or security interest granted pursuant to this Agreement, or to enable the Buyer, Issuer or the
Administrative Agent (as assignee of the Issuer) to exercise and enforce their respective rights and remedies hereunder.
e. Mergers, Acquisitions, Sales, etc. Seller shall not (i) be a party to any merger, consolidation or other corporate restructuring, except (I) a merger of Seller into an Originator or (II) a merger, consolidation or other corporate restructuring where the Buyer, the Administrative Agent (as Issuer’s assignee)
and each Purchaser have each (A) received notice thereof no later than or promptly after the effective date, (B) within thirty (30) days following the effectiveness thereof, received executed copies of all documents, certificates and opinions (including, without limitation, opinions relating to corporate, bankruptcy and UCC matters) as the Buyer or the Administrative Agent shall reasonably request and (C) within thirty (30) days following the effectiveness thereof, been satisfied that all other action to perfect and protect the interests of the Buyer and the Administrative Agent, on behalf of the Purchasers, as the
Issuer’s assignee, in and to the Receivables to be sold by it hereunder and other Related Rights, as reasonably requested by the Buyer or the
Administrative Agent (as Issuer’s assignee) shall have been taken by, and at the expense of, Seller (including the filing of any UCC financing statements, the receipt of certificates and other requested documents from public officials)
or (ii) directly or indirectly sell, transfer, assign, convey or lease (A) whether in one or a series of transactions, all or substantially all of its assets except (I)
to an Originator or (II) if prior to the effective date thereof or in connection therewith (i) this Agreement is or has been terminated and (ii) the

OHSUSA:760435930.4

Administrative Agent (as Issuer’s assignee) and each Purchaser shall have received notice thereof or (B) any Receivables or Related Rights or any interest therein (other than pursuant to this Agreement) except if prior to the effective date thereof or in connection therewith (i) this Agreement is or has been terminated and (ii) the Administrative Agent (as Issuer’s assignee) and each Purchaser shall have received notice thereof.

5. Amendments. The provisions of this Agreement may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and executed by the Buyer and Seller, with (prior to the Final Payout Date) the prior written consent of the Administrative Agent (as assignee of the Issuer) and the Majority
Purchasers (as assignee of the Issuer).

6. Binding Effect; Termination. This Agreement shall be binding upon and inure to the benefit of the Buyer and Seller and their respective successors and permitted assigns.
This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as the parties hereto shall agree.

7. Third-Party Beneficiaries. By execution below, Seller expressly acknowledges and agrees that all of the Buyer’s rights, title, and interests in, to, and under this
Agreement, shall be assigned by the Buyer to the Issuer, which shall in turn assign all such right, title and interest to the Administrative Agent (for the benefit of the Secured
Parties) pursuant to the Purchase and Sale Agreement and the Note Purchase Agreement,
and Seller consents to such assignment. Each of the parties hereto acknowledges and agrees that the Issuer and, prior to the Final Payout Date, the Purchasers and the
Administrative Agent are third-party beneficiaries of the rights of the Buyer arising hereunder, and notwithstanding anything to the contrary contained herein or in any other
Transaction Document, upon the occurrence and during the continuation of an Event of
Default under the Note Purchase Agreement, the Administrative Agent, and not the
Buyer or the Issuer, shall have the sole right to exercise all such rights and related remedies.

8. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

IN WITNESS whereof this Agreement has been entered into the date first above written.
[_________________________]

By:
Name:
Title:

OHSUSA:760435930.4

MALLINCKRODT LLC

By:
Name:
Title

OHSUSA:760435930.4

SCHEDULE I
Commitments

PNC Group
Party	Capacity	Maximum Commitment
PNC	Purchaser	$160,000,000

SunTrust Bank Group
Party	Capacity	Maximum Commitment
SunTrust Bank	Purchaser	$90,000,000

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